MENDOZA  BERGER  &  COMPANY,  LLP
   CERTIFIED PUBLIC ACCOUNTANTS Letterhead

     CONSENT  OF  INDEPENDENT  AUDITORS


     We consent to the incorporation by reference in this Registration Statement of GLOBAL TELEMEDIA INTERNATIONAL, INC. on Form S-8 of our reports dated June26,2000, appearing in the Annual Report on Form 10-K SB A-1 of GLOBAL TELEMEDIA INTERNATIONAL, INC. for the year ended December 31, 1999.

        /s/                    Certified Public Accountants
     January 11, 2001


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